Supplement dated September 25, 2023
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Large Cap Growth Opportunity Fund	7/1/2023
Columbia Funds Series Trust I
Columbia Select Large Cap Growth Fund	8/1/2023
In September 2023, the Board of Trustees of each of Columbia Large Cap Growth Opportunity Fund and Columbia Select Large Cap Growth Fund (each a Fund, and together the Funds) approved a proposal to accelerate the conversion of Class C shares into Class A shares of each Fund resulting in the closing of Class C shares of each Fund to all new and subsequent purchases. These events will be tax-free transactions for existing Class C shareholders. The following outlines the upcoming events to effect these changes:
Effective at start of business on October 25, 2023, Class C shares of each Fund will be closed to new and existing investors. In the event that an order to purchase Fund shares is received by a Fund or its transfer agent after October 25, 2023, that order will be refused by the Fund or its transfer agent and any money that the Fund or its transfer agent received with the order will be returned to the investor, account or financial intermediary, as appropriate, without interest.
Effective at close of business on November 15, 2023, shares held by Class C shareholders of each Fund will be converted into Class A shares of the same Fund.
Effective at start of business on December 11, 2023, all references to Class C shares are hereby deleted from each Fund's Prospectus and Summary Prospectus.
Shareholders should retain this Supplement for future reference.
SUP000_00_136_(09/23)